UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 10, 2013

Thor Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9235 (Commission File Number)	93-0768752 (IRS Employer Identification No.)

601 East Beardsley Avenue, Elkhart, Indiana (Address of Principal Executive Offices)	46514-3305 (Zip Code)

Registrant’s telephone number, including area code: (574) 970-7460

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Thor Industries, Inc. (the “Company”) held its 2013 annual meeting of shareholders (the “Annual Meeting”) on December 10, 2013. At the Annual Meeting, there were 50,236,953 shares of common stock of the Company present in person or by proxy and entitled to vote. The Company’s shareholders were asked to vote on three proposals: (1) the election of three directors, (2) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2014, and (3) the approval, on an advisory basis, of the compensation of the Company’s named executive officers.

Proposal #1 – Election of Directors. The shareholders elected three nominees, Peter B. Orthwein, James L. Ziemer, and Robert W. Martin, as Class B directors to hold office until the 2016 annual meeting of shareholders and until their respective successors are duly elected and qualified, by the following vote:

Nominee	For	Withheld	Broker Non-Votes
Peter B. Orthwein	46,748,895	1,197,121	2,290,937
James L. Ziemer	47,543,006	403,010	2,290,937
Robert W. Martin	47,701,635	244,381	2,290,937

The Class A directors are J. Allen Kosowsky and Jan H. Suwinski; their terms expire at the 2014 annual meeting of shareholders. The Class C directors are Andrew E. Graves, Alan Siegel, and Geoffrey A. Thompson; their terms expire at the 2015 annual meeting of shareholders.

Proposal #2 – Ratification of Deloitte & Touche LLP. The shareholders approved the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2014, by the following vote:

For	Against	Abstentions	Broker Non-Votes
49,315,899	916,334	4,720	0

Proposal #3 – Advisory Vote to Approve Compensation of Named Executive Officers. The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, by the following vote:

For	Against	Abstentions	Broker Non-Votes
47,525,268	358,576	62,172	2,290,937

Item 8.01 Other Events.

On December 10, 2013, the Board of Directors (the "Board") of the Company declared a regular cash dividend of $0.23 per share of common stock, payable on January 14, 2014, to shareholders of record at the close of business on December 27, 2013.

Also on December 10, 2013, the Board appointed Jan H. Suwinski, who has served as a director on the Board since 1999, as the Board's lead independent director.  Mr. Suwinski succeeds Geoffrey A. Thompson, who will continue in his role as a director on the Board.

A copy of the Company’s press release announcing the regular dividend is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Copy of press release, dated December 10, 2013, issued by the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thor Industries, Inc.
Date: December 10, 2013	By:	/s/ W. Todd Woelfer
	Name:	W. Todd Woelfer
	Title:	Senior Vice President, General Counsel and Secretary